Exhibit 10.1

AstraZeneca R&D Gothenburg ∙ SE-431 83 Mölndal ∙ Sweden
T: +46 31 776 10 00 ∙ F: +46 31 776 37 00 ∙ astrazenenca.com
Visitors: Pepparedsleden 1 ∙ Mölndal

Mr. Joseph Hagan
President and Chief Executive Officer
Regulus Therapeutics Inc.
10614 Science Center Dr.
San Diego, CA 92121

Confidential
May 8, 2018

Dear Mr. Hagan:

AstraZeneca requests to extend the Collaboration and License Agreement termination effective date by an additional twelve (12) months to allow AstraZeneca to complete all activities involving AZD4076. By the end of this 12-month extension, AstraZeneca and Regulus will complete the transfer activities contemplated by the agreement.

The new termination effective date pursuant to the extension will be June 8, 2019. Kindly confirm your acceptance of this extension by your signature below.

Sincerely,

/s/ Regina Frische-Danielson
__________________________
Regina Fritsch-Danielson, PhD
Vice President and Head of CVRM, Innovate Medicines and Early Development

ACCEPTED AND AGREED:

Regulus Therapeutics Inc.

/s/ Joseph Hagan
____________________________
By: Joseph Hagan
President and CEO